                                                               EXHIBIT (g)(xvii)

                                 FORM OF AMENDED
                                   SCHEDULE A


                     Custodian and Accounting Services Fees

Portfolio

         Schwab Short-Term Bond Market Index Fund
         Schwab Total Bond Market Index Fund

         Schwab California Short/Intermediate Tax-Free Bond Fund
         Schwab California Long-Term Tax-Free Bond Fund

         Schwab Short/Intermediate Tax-Free Bond Fund
         Schwab Long-Term Tax-Free Bond Fund

         Schwab Yield Plus Fund

                               SCHWAB INVESTMENTS
                               On behalf of each of the Funds listed above.

                               By: _____________________________________________

                               Name: Tai-Chin Tung

                               Title: Treasurer and Principal Financial Officer


                               PNC BANK, NATIONAL ASSOCIATION

                               By: _____________________________________________

                               Name: ___________________________________________

                               Title: __________________________________________


                               PFPC INC.

                               By: _____________________________________________

                               Name: ___________________________________________

                               Title: __________________________________________

June 1, 1999

                                 FORM OF AMENDED
                                   SCHEDULE A


                          Accounting Services Agreement

                                                                                     Date
                                                                                     -----
Schwab Short-Term Bond Market Index Fund                                             November 5, 1991

Schwab Total Bond Market Index Fund                                                  March 5, 1993

Schwab California nia Short/Intermediate Tax-Free Bond Fund                          April 21, 1993
Schwab California Long-Term Tax-Free Bond Fund                                       February 24, 1992

Schwab Short/Intermediate Tax-Free Bond Fund                                         April 21, 1993
Schwab Long-Term Tax-Free Bond Fund                                                  September 11, 1992

Schwab Yield Plus Fund                                                               September 1, 1999

SCHWAB INVESTMENTS

By: ______________________________________________

Name: Tai-Chin Tung

Title:  Treasurer and Principal Financial Officer

PFPC, INC.

By: ______________________________________________

Name: ____________________________________________

Title:

June 1, 1999